Exhibit F-2



                        Jersey Central Power & Light Company and Subsidiary Company                          Exhibit F-2
                                    Consolidating Balance Sheet
                                             December 31, 2000
                        --------------------------------------------------------------
                                          (In Thousands)

                                        Jersey Central Power
                                          & Light Company
                                          and Subsidiary               Eliminations   Jersey Central       JCP&L
                                             Company                       and        Power & Light     Preferred
                                           Consolidated                 Adjustments      Company        Capital, Inc.
                                        ------------------             ------------   --------------    -------------

ASSETS
Utility Plant:
   In service, at original cost              $3,269,676                                   $3,269,676
   Less, accumulated depreciation             1,212,784                                    1,212,784
                                              ---------                                    ---------
      Net utility plant in service            2,056,892                                    2,056,892
   Construction work in progress                 75,201                                       75,201
   Other, net                                    13,311                                       13,311
                                              ---------                                    ---------
      Net utility plant                       2,145,404                                    2,145,404
                                              ---------                                    ---------

Other Property and Investments:
   Common stock of subsidiary                     -                         $ 17,012          17,012
   Nuclear decommissioning trusts, at market    115,311                                      115,311
   Nuclear fuel disposal trust, at market       126,336                                      126,336
   Other, net                                     6,342                                        6,342
                                              ---------                      -------       ---------
     Total other property and investments       247,989                       17,012         265,001
                                              ---------                      -------       ---------

Current Assets:
   Cash and temporary cash investments              801                                          800        $      1
   Special deposits                               1,220                                        1,220
   Accounts receivable:
      Customers, net                            156,358                                      156,358
      Affiliates                                 28,853                       14,675          28,826          14,702
      Other                                      38,107                                       38,107
   Unbilled revenues                             80,864                                       80,864
   Fuel inventory, at average cost or less          508                                          508
   Deferred income taxes                         20,669                                       20,669
   Prepayments                                   96,916                                       96,916
                                              ---------                      -------       ---------         -------
      Total current assets                      424,296                       14,675         424,268          14,703
                                              ---------                      -------       ---------         -------

Deferred Debits and Other Assets:
   Other regulatory assets, net               3,185,072                                    3,185,072
   Deferred income taxes                        187,632                                      187,632
   Other                                         26,962                      128,866          26,962         128,866
                                              ---------                      -------       ---------         -------
      Total deferred debits and other assets  3,399,666                      128,866       3,399,666         128,866
                                              ---------                      -------       ---------         -------

      Total Assets                           $6,217,355                     $160,553      $6,234,339        $143,569
                                              =========                      =======       =========         =======

-----------------
The notes to the consolidated financial statements of JCP&L, which are incorporated by reference from the annual report on Form 10-K for the year ended December 31, 2000, are an integral part of the consolidating financial statements.



                        Jersey Central Power & Light Company and Subsidiary Company                          Exhibit F-2
                                    Consolidating Balance Sheet
                                             December 31, 2000
                        -------------------------------------------------------------
                                          (In Thousands)

                                           Jersey Central Power
                                              & Light Company
                                               and Subsidiary         Eliminations  Jersey Central       JCP&L
                                                  Company                 and        Power & Light     Preferred
                                               Consolidated            Adjustments     Company        Capital, Inc.
                                           --------------------       ------------  --------------    -------------

LIABILITIES AND CAPITAL
Capitalization:
   Common stock                                    $   153,713             $      1     $  153,713    $      1
   Capital surplus                                     510,769               16,799        510,769      16,799
   Retained earnings                                   794,786                  212        794,786         212
Accumulated other comprehensive income/(loss)               (8)                                 (8)
                                                    ----------              ---------    ---------     -------
      Total common stockholder's equity              1,459,260               17,012      1,459,260      17,012
   Cumulative preferred stock:
     With mandatory redemption                          51,500                              51,500
     Without mandatory redemption                       12,649                              12,649
   Company-obligated mandatorily redeemable
     preferred securities                              125,000                                         125,000
   Long-term debt                                    1,093,987              128,866      1,222,853
                                                     ---------              -------      ---------     -------
      Total capitalization                           2,742,396              145,878      2,746,262     142,012
                                                     ---------              -------      ---------     -------

Current Liabilities:
   Securities due within one year                       50,847                              50,847
   Obligations under capital leases                     29,200                              29,200
   Accounts payable
     Affiliates                                         98,526               14,675        111,636       1,565
     Other                                              95,988                              95,988
   Taxes accrued                                         8,836                               8,843          (7)
   Interest accrued                                     23,625                              23,626          (1)
   Other                                                37,786                              37,786
                                                     ---------              -------      ---------     -------
      Total current liabilities                        344,808               14,675        357,926       1,557
                                                     ---------              -------      ---------     -------

Deferred Credits and Other Liabilities:
   Deferred income taxes                               866,058                             866,058
   Unamortized investment tax credits                   17,087                              17,087
   Three Mile Island Unit 2 future costs               128,735                             128,735
   Power purchase contract loss liability            1,699,473                           1,699,473
   Nuclear fuel disposal fee                           156,959                             156,959
   Other                                               261,839                             261,839
                                                     ---------              -------      ---------     -------
     Total deferred credits and other liabilities    3,130,151                 -          3,130,151          -
                                                     ---------              -------      ---------     -------

     Total Liabilities and Capital                 $ 6,217,355             $160,553     $6,234,339    $143,569
                                                     =========              =======      =========     =======


The notes to the consolidated financial statements of JCP&L, which are incorporated by reference from the annual report on Form 10-K for the year ended December 31, 2000, are an integral part of the consolidating financial statements.




                        Jersey Central Power & Light Company and Subsidiary Company                          Exhibit F-2
                                      Consolidating Statement of Income
                                    For the Year Ended December 31, 2000
                        ------------------------------------------------------------
                                          (In Thousands)

                                          Jersey Central Power
                                            & Light Company
                                             and Subsidiary             Eliminations   Jersey Central        JCP&L
                                               Company                     and        Power & Light       Preferred
                                             Consolidated               Adjustments      Company        Capital, Inc.
                                         --------------------          ------------   --------------    -------------

Operating Revenues                             $1,979,297                                $1,979,297
                                                ---------                  ------         ---------

Equity in Earnings of Subsidiary                       -                  $ 1,313             1,313
                                                ---------                  ------         ---------

Operating Expenses:
   Fuel                                           19,886                                     19,886
   Power purchased and interchanged:
     Affiliates                                   48,131                                     48,131
     Other                                     1,052,108                                  1,052,108
   Deferral of energy and capacity costs, net   (229,321)                                  (229,321)
   Other operation and maintenance               381,848                                    381,848
   Depreciation and amortization                 235,001                                    235,001
   Taxes, other than income taxes                 64,398                                     64,398
                                               ---------                   ------         ---------
        Total operating expenses               1,572,051                      -           1,572,051
                                               ---------                   ------         ---------
Operating Income                                 407,246                    1,313           408,559
                                               ---------                   ------         ---------

Other Income and Deductions:
   Allowance for other funds used
     during construction                             719                                        719
   Other income, net                              27,234                   12,804            27,346        $12,692
                                               ---------                   ------         ---------         ------
        Total other income and deductions         27,953                   12,804            28,065         12,692
                                               ---------                   ------         ---------         ------

Income Before Interest Charges and
  Dividends on Preferred Securities              435,199                   14,117           436,624         12,692
                                               ---------                   ------         ---------         ------

Interest Charges and Dividends on
  Preferred Securities:
   Long-term debt and notes payable               93,888                   12,804           106,692
   Other interest                                  1,211                                      1,238            (27)
   Allowance for borrowed funds used
     during construction                          (1,287)                                    (1,287)
   Dividends on company-obligated mandatorily
     redeemable preferred securities              10,700                                                    10,700
                                               ---------                   ------         ---------         ------
        Total interest charges                   104,512                   12,804           106,643         10,673
                                               ---------                   ------         ---------         ------
Income Before Income Taxes                       330,687                    1,313           329,981          2,019
  Income taxes                                   119,875                                    119,169            706
                                               ---------                   ------         ---------         ------
Net Income                                    $  210,812                  $ 1,313        $  210,812        $ 1,313
                                               =========                   ======         =========         ======
  Preferred stock dividends                        6,904                                      6,904
                                               ---------                                  ---------
Earnings Available for Common Stock           $  203,908                                 $  203,908
                                               =========                                  =========


The notes to the consolidated financial statements of JCP&L, which are incorporated by reference from the annual report on Form 10-K for the year ended December 31, 2000, are an integral part of the consolidating financial statements.


                           Jersey Central Power & Light Company and Subsidiary Company                       Exhibit F-2
                                 Consolidating Statement of Comprehensive Income
                                       For the Year Ended December 31, 2000
                           --------------------------------------------------------------
                                          (In Thousands)

                                            Jersey Central Power
                                             & Light Company
                                              and Subsidiary           Eliminations        Jersey Central       JCP&L
                                               Company                    and               Power & Light       Preferred
                                              Consolidated              Adjustments           Company           Capital, Inc.
                                              --------------          ------------          ------------       -------------



Net Income                                       $210,812                $ 1,313             $210,812            $  1,313


Other comprehensive income/(loss), net of tax:

Minimum pension liability                             (15)                                        (15)
                                                  -------                 ------              -------             -------


     Total other comprehensive income            $    (15)               $   -               $    (15)           $    -
                                                  -------                 ------               -------            -------


Comprehensive income                             $210,797                $ 1,313             $210,797            $  1,313
                                                  =======                 ======              =======             =======



The notes to the consolidated financial statements of JCP&L, which are incorporated by reference from the annual report on Form 10-K for the year ended December 31, 2000, are an integral part of the consolidating financial statements.


                        Jersey Central Power & Light Company and Subsidiary Company                          Exhibit F-2
                                 Consolidating Statement of Retained Earnings
                                    For the Year Ended December 31, 2000
                        -------------------------------------------------------------
                                          (In Thousands)

                                                     Jersey Central Power
                                                       & Light Company
                                                        and Subsidiary       Eliminations        Jersey Central       JCP&L
                                                           Company              and               Power & Light      Preferred
                                                        Consolidated         Adjustments            Company         Capital, Inc.
                                                    --------------------     ------------         --------------    -------------



Balance at beginning of year                               $ 720,878           $   212                $ 720,878        $   212


   Net income                                                210,812             1,313                  210,812          1,313


   Cash dividends declared on common stock                  (130,000)           (1,266)                (130,000)        (1,266)


   Cash dividends on cumulative preferred stock               (6,904)                                    (6,904)



Balance at end of year                                     $ 794,786           $   259                $ 794,786        $   259
                                                            ========            ======                 ========         ======


The notes to the consolidated financial statements of JCP&L, which are incorporated by reference from the annual report on Form 10-K for the year ended December 31, 2000, are an integral part of the consolidating financial statements.


                        Jersey Central Power & Light Company and Subsidiary Company                          Exhibit F-2
                                   Consolidating Statement of Cash Flows
                                    For the Year Ended December 31, 2000
                        -------------------------------------------------------------
                                          (In Thousands)

                                                         Jersey Central Power
                                                           & Light Company
                                                           and Subsidiary       Eliminations        Jersey Central        JCP&L
                                                             Company               and              Power & Light       Preferred
                                                           Consolidated         Adjustments            Company        Capital, Inc

Operating Activities:
  Net income                                                  $ 210,812           $ 1,313             $ 210,812          $  1,313
  Adjustments to reconcile income to cash provided:
    Equity in earnings of subsidiary                                -              (1,313)               (1,313)
    Depreciation and amortization                               269,564                                 269,564
    Provision for doubtful accounts                              25,732                                  25,732
    Regulatory assets, net                                     (167,331)                               (167,331)
    Amortization of property under capital leases                11,472                                  11,472
    Loss on sale of investments                                   1,163                                   1,163
    Deferred income taxes and investment tax credit
      net                                                        255,453                                255,453
    Deferred energy and capacity costs, net                     (229,321)                              (229,321)
    Allowance for other funds used during construction              (719)                                  (719)
  Changes in working capital:
    Receivables                                                  (20,105)                               (20,105)
    Materials and supplies                                          (268)                                  (268)
    Special deposits and prepayments                             (74,099)                               (74,099)
    Payables and accrued liabilities                              20,076                                 20,075                 1
    Due to/from affiliates                                        44,136                                 44,184               (48)
  Other, net                                                       4,259                                  4,259
                                                                --------           ------              --------          --------
          Net cash provided by operating activities              350,824              -                 349,558             1,266
                                                                --------           ------              --------           -------

Investing Activities:
  Capital expenditures and investments                          (144,389)                              (144,389)
  Proceeds from sale of investments                               74,797                                 74,797
  Contributions to decommissioning trusts                       (130,444)                              (130,444)
  Other, net                                                        (624)                                  (624)
                                                                --------           ------              --------           -------
          Net cash used for investing activities                (200,660)             -                (200,660)              -
                                                                --------           ------              --------           -------

Financing Activities:
  Increase in notes payable, net                                  29,200                                 29,200
  Retirement of long-term debt                                   (40,000)                               (40,000)
  Capital lease principal payments                               (48,515)                               (48,515)
  Redemption of preferred stock                                  (21,667)                               (21,667)
  Dividends paid on preferred stock                               (7,065)                                (7,065)
  Dividends paid on common stock                                (130,000)                              (130,000)
  Dividends paid on common stock - Internal                                                               1,266            (1,266)
                                                                 -------           ------              --------           -------
          Net cash required by financing activities             (218,047)             -                (216,781)           (1,266)
                                                                 -------           ------              --------           -------

Net decrease in cash and temporary cash
   investments from above activities                             (67,883)                               (67,883)              -
Cash and temporary cash investments, beginning of year            68,684                                 68,683                 1
                                                                --------           ------              --------           -------
Cash and temporary cash investments, end of year               $     801          $   -               $     800          $      1
                                                                ========           ======              ========           =======

Supplemental Disclosure:
  Interest paid                                                $ 110,661          $12,804             $ 112,792          $ 10,673
                                                                ========           ======              ========           =======
  Income taxes paid/(refunded)                                 $ (50,105)                             $ (50,811)         $    706
                                                               =========                              =========          ========
  New capital lease obligations incurred                       $  41,580                              $  41,580
                                                                ========                               ========


The notes to the consolidated financial statements of JCP&L, which are incorporated by reference from the annual report on Form 10-K for the year ended December 31, 2000, are an integral part of the consolidating financial statements.


                           Metropolitan Edison Company and Subsidiary Companies                              Exhibit F-2
                                     Consolidating Balance Sheet
                                             December 31, 2000
                           -------------------------------------------------------
                                           (In Thousands)

                                           Metropolitan
                                           Edison Company
                                           and Subsidiary     Eliminations   Metropolitan    Met-Ed       Met-Ed         York Haven
                                            Companies             and         Edison       Preferred     Preferred          Power
                                           Consolidated       Adjustments     Company     Capital, Inc.  Capital II, Inc.  Company
                                           ------------       -----------     -------     -------------  ----------------  -------
ASSETS
Utility Plant:
  In service, at original cost              $1,561,252                       $1,533,851                                   $27,401
  Less, accumulated depreciation               489,607                          480,911                                     8,696
                                             ---------                        ---------                                    ------
     Net utility plant in service            1,071,645                        1,052,940                                    18,705
  Construction work in progress                 22,437                           22,437
  Other, net                                       596                              596
                                             ---------                        ---------                                   -------
     Net utility plant                       1,094,678                        1,075,973                                    18,705
                                             ---------                        ---------                                    ------

Other Property and Investments:
  Common stock of subsidiaries                                  $ 23,704         23,704
  Nuclear decommissioning trusts               154,068                          154,068
  Other, net                                     4,472                            4,472
                                             ---------           -------      ---------
     Total other property and investments      158,540            23,704        182,244
                                             ---------           -------      ---------

Current Assets:
  Cash and temporary cash investments            3,234                              646                     $      2        2,586
  Special deposits                                 205                              205
  Accounts receivable:
     Customers, net                             70,118                           70,118
     Affiliates                                 49,731             7,436         49,727                            4        7,436
     Other                                      28,525                           27,727                                       798
  Unbilled revenues                             38,688                           38,688
  Materials and supplies, at average cost
    or less:
     Construction and maintenance
     Fuel
  Deferred income taxes                          1,838                            1,838
  Prepayments                                    7,556                            7,444                                       112
                                             ---------           -------      ---------                      -------       ------
     Total current assets                      199,895             7,436        196,393                            6       10,932
                                             ---------           -------      ---------                      -------       ------

Deferred Debits and Other Assets:
  Regulatory assets, net                     1,227,981                        1,227,590                                       391
  Deferred income taxes                        447,868                          447,937                                       (69)
  Other                                         32,417           103,093         32,417                     $103,093
                                             ---------           -------      ---------      -------         -------       ------
     Total deferred debits and other assets  1,708,266           103,093      1,707,944                      103,093          322
                                             ---------           -------      ---------      -------         -------       ------

     Total Assets                           $3,161,379          $134,233     $3,162,554     $     -         $103,099      $29,959
                                             =========           =======      =========      =======         =======       ======


The notes to the consolidated financial statements of Met-Ed, which are incorporated by reference from the annual report on Form 10-K for the year ended December 31, 2000, are an integral part of the consolidating financial statements.


                           Metropolitan Edison Company and Subsidiary Companies                              Exhibit F-2
                                     Consolidating Balance Sheet
                                             December 31, 2000
                           -------------------------------------------------------
                                              (In Thousands)

                                               Metropolitan
                                               Edison Company
                                               and Subsidiary    Eliminations  Metropolitan    Met-Ed        Met-Ed       York Haven
                                                Companies            and         Edison       Preferred     Preferred       Power
                                               Consolidated      Adjustments     Company    Capital, Inc. Capital II, Inc.  Company
                                              ------------      ------------   -----------  -------------  --------------  ---------

LIABILITIES AND CAPITAL
Capitalization:
  Common stock                                $   66,273          $  1,164      $   66,273                   $      1      $ 1,163
  Capital surplus                                400,200             7,954         400,200                      3,094        4,860
  Retained earnings                               70,476            14,586          70,476                       (138)      14,724
  Accumulated other comprehensive income              64                                64
                                                --------           -------       ---------                    -------      -------
     Total common stockholder's equity           537,013            23,704         537,013                      2,957       20,747
  Cumulative preferred stock
  Company-obligated trust preferred securities   100,000                                                      100,000
  Long-term debt                                 496,860           103,093         599,953
                                               ---------           -------       ---------                    -------      -------
     Total capitalization                      1,133,873           126,797       1,136,966                    102,957       20,747
                                               ---------           -------       ---------                    -------       ------
Current Liabilities:
  Securities due within one year                      27                                27
  Notes payable                                   46,600                            46,600
  Obligations under capital leases
  Accounts payable
    Affiliates                                    69,462             7,436          69,185                        160        7,553
    Other                                         37,399                            37,399
  Taxes accrued                                   20,768                            19,587                        (18)       1,199
  Interest accrued                                14,375                            14,375
  Other                                           13,858                            13,858
                                               ---------           -------       ---------                    -------      -------
     Total current liabilities                   202,489             7,436         201,031                        142        8,752
                                               ---------           -------       ---------                    -------       ------

Deferred Credits and Other Liabilities:
  Deferred income taxes                          728,344                           727,921                                     423
  Three Mile Island Unit 2 future costs          257,367                           257,367
  Unamortized investment tax credits              14,159                            14,122                                      37
  Nuclear fuel disposal fee                       35,456                            35,456
  Power purchase contract loss liability         727,503                           727,503
  Other                                           62,188                            62,188    $
                                               ---------           -------       ---------     -------        -------      -------
     Total deferred credits and other
       liabilities                             1,825,017               -         1,824,557                                     460
                                               ---------           -------       ---------     -------        -------      -------

     Total Liabilities and Capital            $3,161,379          $134,233      $3,162,554 $      -          $103,099      $29,959
                                               =========           =======       =========     =======        =======       ======



The notes to the consolidated financial statements of Met-Ed, which are incorporated by reference from the annual report on Form 10-K for the year ended December 31, 2000, are an integral part of the consolidating financial statements.


                           Metropolitan Edison Company and Subsidiary Companies                              Exhibit F-2
                                    Consolidating Statement of Income
                                   For the Year Ended December 31, 2000
                           ----------------------------------------------------
                                          (In Thousands)

                                          Metropolitan
                                         Edison Company
                                         and Subsidiary   Eliminations      Metropolitan    Met-Ed       Met-Ed          York Haven
                                           Companies         and              Edison      Preferred     Preferred          Power
                                          Consolidated    Adjustments       Company       Capital, Inc. Capital II, Inc.   Company
                                         --------------   ------------      -----------  -------------  --------------- -----------

Operating Revenues                             $842,333        $ 6,458        $842,174                                      $6,617
                                                -------         ------         -------                                       -----

Equity in Earnings of Subsidiaries                               1,663           1,663
                                                -------         ------         -------

Operating Expenses:
  Fuel
  Power purchased and interchanged:
    Affiliates                                    2,328          6,458           8,786
    Other                                       468,742                        468,742
  Other operation and maintenance                91,456                         89,303                                       2,153
  Depreciation and amortization                  68,695                         67,473                                       1,222
  Taxes, other than income taxes                 42,623                         42,164                                         459
                                                -------         ------         -------                                       -----
       Total operating expenses                 673,844          6,458         676,468                                       3,834
                                                -------         ------         -------                                       -----

Operating Income                                168,489          1,663         167,369                                       2,783
                                                -------         ------         -------                                       -----

Other Income and Deductions:
  Allowance for other funds used
    during construction                              28                                                                         28
  Other income/(expense), net                    12,169          6,799          12,234                       $6,732              2
                                                -------         ------         -------                        -----         ------
       Total other income and deductions         12,197          6,799          12,234                        6,732             30
                                                -------         ------         -------                        -----          -----
Income Before Interest Charges and
  Dividends on Preferred Securities             180,686          8,462         179,603                        6,732          2,813
                                                -------         ------         -------                        -----         ------

Interest Charges and Dividends
 on Preferred Securities:
  Long-term debt and notes payable               45,866          6,799          52,665
  Company-obligated trust preferred securities    6,656                                                       6,656
  Other interest                                  2,658                          2,654                                           4
  Allowance for borrowed funds used
    during construction                            (477)                          (477)
  Dividends on company-obligated mandatorily
    redeemable preferred securities
                                                -------         ------         -------                        -----         ------
       Total interest charges and
         dividends on preferred securities       54,703          6,799          54,842                        6,656              4
                                                -------         ------         -------                        -----         ------
Income Before Income Taxes                      125,983          1,663         124,761        $                  76          2,809
  Income taxes                                   44,088                         42,866                           26          1,196
                                                -------         ------         -------          ------        -----          -----
Net Income                                     $ 81,895        $ 1,663        $ 81,895        $     -        $   50         $1,613
                                                =======         ======         =======          ======        =====          =====
  Preferred stock dividends
  Loss on preferred stock reacquisition
                                               --------                       --------
Earnings Available for Common Stock            $ 81,895                       $ 81,895
                                                =======                        =======

The notes to the consolidated financial statements of Met-Ed, which are incorporated by reference from the annual Report on Form 10-K for the year ended December 31, 2000, are an integral part of the consolidating financial statements.


                           Metropolitan Edison Company and Subsidiary Companies                              Exhibit F-2
                             Consolidating Statement of Comprehensive Income
                                   For the Year Ended December 31, 2000
                           -------------------------------------------------------
                                          (In Thousands)

                                        Metropolitan
                                       Edison Company
                                       and Subsidiary      Eliminations     Metropolitan     Met-Ed          Met-Ed      York Haven
                                        Companies             and            Edison        Preferred       Preferred       Power
                                       Consolidated        Adjustments       Company    Capital, Inc.    Capital II, Inc. Company
                                      --------------       ------------     -----------  -------------  ----------------- --------


Net Income                                 $ 81,895            $ 1,663       $ 81,895                         $   50      $ 1,613


Other comprehensive income/(loss),
  net of tax:


  Net unrealized gains on investments       (21,295)                          (21,295)


  Minimum pension liability                      (4)                               (4)     $
                                            -------             ------        -------       -------           ------      -------

    Total other comprehensive income        (21,299)                -         (21,299)
                                            -------             ------        -------       -------           ------      -------


Comprehensive income                       $ 60,596            $ 1,663       $ 60,596      $      -          $    50      $ 1,613
                                            =======             ======        =======       =======           ======       ======



The notes to the consolidated financial statements of Met-Ed, which are incorporated by reference from the annual report on Form 10-K for the year ended December 31, 2000, are an integral part of the consolidating financial statements.


                           Metropolitan Edison Company and Subsidiary Companies                              Exhibit F-2
                                Consolidating Statement of Retained Earnings
                                   For the Year Ended December 31, 2000
                           ------------------------------------------------------
                                          (In Thousands)

                                        Metropolitan
                                       Edison Company
                                       and Subsidiary    Eliminations     Metropolitan       Met-Ed         Met-Ed        York Haven
                                         Companies           and            Edison         Preferred       Preferred       Power
                                       Consolidated      Adjustments       Company        Capital, Inc.   Capital II, Inc. Company
                                      --------------     ------------    -----------     -------------  -----------------  ---------

Balance at beginning of year               $  13,581         $13,151        $ 13,581                         $     40      $13,111


   Net income                                 81,895           1,663          81,895                               50        1,613


   Cash dividends declared on common stock   (25,000)           (228)        (25,000)                            (228)


   Cash dividends on cumulative preferred
     stock


   Loss on preferred stock reacquisition


                                            --------          ------         -------         -------          -------       ------
Balance at end of year                     $  70,476         $14,586        $ 70,476        $      -         $   (138)     $14,724
                                            ========          ======         =======         =======          =======       ======


The notes to the consolidated financial statements of Met-Ed, which are incorporated by reference from the annual report on Form 10-K for the year ended December 31, 2000, are an integral part of the consolidating financial statements.


                             Metropolitan Edison Company and Subsidiary Companies                            Exhibit F-2
                                     Consolidating Statement of Cash Flows
                                     For the Year Ended December 31, 2000
                             ------------------------------------------------------
                                             (In Thousands)

                                                Metropolitan
                                                Edison Company
                                                and Subsidiary   Eliminations  Metropolitan     Met-Ed       Met-Ed       York Haven
                                                  Companies          and          Edison       Preferred    Preferred         Power
                                                Consolidated     Adjustments    Company     Capital, Inc.  Capital II, Inc.  Company
                                                --------------   ------------  ----------   -------------  ---------------  --------
Operating Activities:
  Net income                                      $  81,895        $  1,663    $  81,895                       $     50    $ 1,613
  Adjustments to reconcile income to
   cash provided:
    Equity in earnings of subsidiaries                               (1,663)      (1,663)
    Depreciation and amortization                    74,379                       73,157                                     1,222
    Provision for doubtful accounts                  18,511                       18,511
    Regulatory assets, net                           15,941                       15,941
    PaPUC restructuring rate orders                 (44,580)                     (44,580)
    Gain on sale of investments                         575                          575
    Deferred income taxes and investment
      tax credits, net                               21,631                       21,683                                       (52)
    Allowance for other funds used during
      construction                                                                    28                                       (28)
Changes in working capital:
    Receivables                                     (12,499)                     (11,956)                                     (543)
    Special deposits and prepayments                  9,115                        9,044                                        71
    Payables and accrued liabilities                (14,656)                     (14,759)      $     15            (101)       189
    Due to/from affiliates                          (28,352)                     (28,104)           (16)            161       (393)
  Nonutility generation contract buyout costs        (1,250)                      (1,250)
  Other, net                                        (36,313)                     (36,361)                                       48
                                                   --------         -------     --------        -------         -------    -------
      Net cash provided by operating activities      84,397                       82,161             (1)            110      2,127
                                                     --------       -------     --------        -------         -------    -------
Investing Activities:
  Capital expenditures and investments              (58,481)                     (58,424)                                      (57)
  Proceeds from sale of investments                   3,519                        3,519
  Contributions to decommissioning trusts            (8,700)                      (8,700)
  Other, net                                                                           -              -
                                                   --------         -------     --------       --------         -------    -------
        Net cash used for investing activities      (63,662)                     (63,605)             -                        (57)
                                                   --------         -------      -------       --------         -------    -------
Financing Activities:
  Increase/(decrease) in notes payable, net          46,600                       46,600
  Retirement of long-term debt                      (50,000)                     (50,000)
  Dividends paid on common stock                    (25,000)                     (25,000)
  Dividends paid on common stock - Internal                                          228                           (228)
                                                   --------         -------     --------       --------         -------    -------

        Net cash required by financing activities   (28,400)                     (28,172)                          (228)
                                                   --------         -------     --------       --------         -------    -------


Net increase (decrease) in cash and temporary
  cash investments from above activities             (7,665)                      (9,616)            (1)           (118)     2,070
Cash and temporary cash investments, beginning
  of year                                            10,899                       10,262              1             120        516
                                                   --------         -------     --------       --------         -------    -------
Cash and temporary cash investments, end of year  $   3,234        $      -    $     646      $       -               2    $ 2,586
                                                   ========         =======     ========       ========         =======    =======
Supplemental Disclosure:
  Interest paid                                   $  54,107        $  6,799    $  53,553      $      (1)       $  7,350    $     4
                                                   ========         =======     ========       ========          ======     ======
  Income taxes paid                               $  45,534                    $  44,435      $       -        $   (115)   $ 1,214
                                                   ========                     ========       ========          ======     ======
  New capital lease obligations incurred          $       -                    $       -
                                                   ========                     ========

-------------------
The notes to the consolidated financial statements of Met-Ed, which are incorporated by reference from the annual report on Form 10-K for the year ended December 31, 2000, are an integral part of the consolidating financial statements.


                             Pennsylvania Electric Company and Subsidiary Companies                          Exhibit F-2
                                       Consolidating Balance Sheet
                                               December 31, 2000
                             ---------------------------------------------------------
                                            (In Thousands)

                                        Pennsylvania
                                        Electric Company                                                                    Waverly
                                        and Subsidiary   Eliminations  Pennsylvania  Penelec    Penelec         Nineveh  Elec. Light
                                        Companies          and         Electric    Preferred    Preferred        Water     and Power
                                        Consolidated     Adjustments   Company    Capital, Inc. Capital II, Inc. Company    Company
                                        ------------     -----------   -------    ----------    ---------------  ------- -----------
ASSETS
Utility Plant:
  In service, at original cost           $1,791,594                    $1,791,579                                              $15
  Less, accumulated depreciation            588,377                       588,377
                                          ---------                     ---------                                              ---
     Net utility plant in service         1,203,217                     1,203,202                                               15
  Construction work in progress              25,895                        25,895
  Other, net                                  2,665                         2,665
                                          ---------                     ---------                                              ---
     Net utility plant                    1,231,777                     1,231,762                                               15
                                          ---------                     ---------                                              ---

Other Property and Investments:
  Common stock of subsidiaries                  -        $  4,185           4,185
  Nonutility generation trusts              190,710                       190,710
  Nuclear decommissioning trusts             98,426                        98,426
  Other, net                                    833                           833
                                          ---------       -------       ---------                                              ---
   Total other property and investments     289,969         4,185         294,154                                                -
                                          ---------       -------       ---------                                              ---

Current Assets:
  Cash and temporary cash investments           250                           248                     $      2
  Special deposits                              330                           330
  Accounts receivable:
     Customers, net                          78,001                        78,001
     Affiliates                              25,073           160          23,002                            4      $2,227
     Other                                   21,205                        21,204                                        1
  Unbilled revenues                          39,514                        39,514
  Deferred income taxes                       1,912                         1,912
  Prepayments                                11,869                        11,869
                                          ---------       -------       ---------     ------           -------       -----     ---
     Total current assets                   178,154           160         176,080                            6       2,228       -
                                          ---------       -------       ---------     ------           -------       -----     ---

Deferred Debits and Other Assets:
  Regulatory assets, net                    619,951                       619,951
  Deferred income taxes                     708,954                       708,903                                       51
  Other                                      19,314       103,093          19,314                      103,093
                                          ---------       -------        --------     ------           -------       -----     ---
     Total deferred debits and other
       assets                             1,348,219       103,093       1,348,168                      103,093          51       -
                                          ---------       -------       ---------     -------          -------       -----     ---

     Total Assets                        $3,048,119      $107,438      $3,050,164     $     -         $103,099      $2,279     $15
                                          =========       =======       =========     =======          =======       =====     ===

The notes to the consolidated financial statements of Penelec, which are incorporated by reference from the annual report on Form 10-K for the year ended December 31, 2000, are an integral part of the consolidating financial statements.


                             Pennsylvania Electric Company and Subsidiary Companies                          Exhibit F-2
                                       Consolidating Balance Sheet
                                               December 31, 2000
                             ---------------------------------------------------------
                                            (In Thousands)

                                        Pennsylvania
                                        Electric Company                                                                  Waverly
                                        and Subsidiary Eliminations Pennsylvania   Penelec    Penelec          Nineveh   Elec. Light
                                        Companies         and         Electric   Preferred    Preferred        Water      and Power
                                        Consolidated   Adjustments    Company  Capital, Inc.  Capital II, Inc. Company     Company
                                       -------------   -----------   --------   -----------   ---------------  --------    ---------
LIABILITIES AND CAPITAL
Capitalization:
  Common stock                          $  105,812     $     17    $  105,812     $               $     1       $    1         $15
  Capital surplus                          320,487        3,711       320,487                       3,094          617
  Retained earnings                         43,515          457        43,515                        (134)         591
  Accumulated other comprehensive
    income                                      23            -            23            -              -            -           -
                                         ---------      -------     ---------      -------        -------        -----         ---
     Total common stockholder's
       equity                              469,837        4,185       469,837                       2,961        1,209          15
  Company-obligated trust
    preferred securities                   100,000                                                100,000
  Long-term debt                           517,813      103,093       620,906            -
                                         ---------      -------     ---------      -------        -------        -----         ---
     Total capitalization                1,087,650      107,278     1,090,743            -        102,961        1,209          15
                                         ---------      -------     ---------      -------        -------        -----          --

Current Liabilities:
  Securities due within one year                14                         14
  Notes payable                             55,800                     55,800
  Obligations under capital leases             485                        485
  Accounts payable
    Affiliates                              29,788          160        29,200                         162          586
    Other                                   50,673                     50,673
  Taxes accrued                             23,895                     23,531                         (24)         388
  Interest accrued                          11,582                     11,552                                       30
  Other                                      6,880                      6,882            -                          (2)
                                         ---------      -------     ---------      -------        -------        -----         ---
     Total current liabilities             179,117          160       178,137            -            138        1,002           -
                                         ---------      -------     ---------      -------        -------        -----          --

Deferred Credits and Other Liabilities:
  Deferred income taxes                    735,750                    735,719                                       31
  Unamortized investment tax credits        13,098                     13,061                                       37
  Three Mile Island Unit 2 future
    costs                                  128,820                    128,820
  Nuclear fuel disposal fee                 17,728                     17,728
  Power purchase contract loss liability   846,992                    846,992
  Other                                     38,964                     38,964
                                         ---------      -------     ---------      -------        -------        -----         ---
     Total deferred credits and other
       liabilities                       1,781,352           -      1,781,284            -              -           68           -
                                         ---------      -------     ---------      -------        -------        -----         ---

     Total Liabilities and Capital      $3,048,119     $107,438    $3,050,164       $    -       $103,099       $2,279         $15
                                         =========      =======     =========      =======        =======        =====         ===




The notes to the consolidated financial statements of Penelec, which are incorporated by reference from the annual report on Form 10-K for the year ended December 31, 2000, are an integral part of the consolidating financial statements.


                           Pennsylvania Electric Company and Subsidiary Companies                            Exhibit F-2
                                           Consolidating Statement of Income
                                            For the Year Ended December 31, 2000
                                   --------------------------------------------------------
                                              (In Thousands)

                                        Pennsylvania
                                        Electric Company                                                                    Waverly
                                        and Subsidiary   Eliminations  Pennsylvania   Penelec     Penelec       Nineveh  Elec. Light
                                        Companies           and         Electric     Preferred   Preferred        Water    and Power
                                        Consolidated     Adjustments    Company   Capital, Inc.  Capital II, Inc. Company   Company
                                        ---------------  -----------   ---------   -----------   --------------  --------   -------

Operating Revenues                        $  901,881                  $  901,881                                                -
                                           ---------                   ---------                                              ---

Equity in Earnings of Subsidiaries                -         $ 1,001        1,001
                                           ---------         ------    ---------

Operating Expenses:
  Power purchased and interchanged:
    Affiliates                                 2,634                       2,634
    Other                                    542,483                     542,483
  Other operation and maintenance            148,698                     148,698
  Depreciation and amortization               56,505                      56,505
  Taxes, other than income taxes              45,890                      45,892                                   $  (2)
                                           ---------         ------    ---------                                    ----     ----
       Total operating expenses              796,210             -       796,212                                      (2)
                                           ---------         ------    ---------                                    ----     ----
Operating Income                             105,671          1,001      106,670                                       2
                                           ---------         ------    ---------                                    ----     ----

Other Income and Deductions:
  Allowance for other funds used during
    construction
  Other income/(expense), net                 11,135          7,256        9,928    $    -            $7,550         913
                                           ---------         ------    ---------     ------            -----        ----     ----
       Total other income and
         deductions                           11,135          7,256        9,928                       7,550         913
                                           ---------         ------    ---------     ------            -----        ----     ----

Income Before Interest Charges and
  Dividends on Preferred Securities          116,806          8,257      116,598                       7,550         915
                                           ---------         ------    ---------     ------            -----        ----     ----


Interest Charges and Dividends on
  Preferred Securities:
  Long-term debt and notes payable            36,839          7,256       44,095
  Trust preferred securities                   7,034                        (429)                      7,463
  Other interest                               4,671                       4,641                                      30
  Allowance for borrowed funds used
    during construction                         (742)                       (742)
                                           ---------         ------    ---------     ------           ------       -----     ----
       Total interest charges and
         dividends on preferred
         securities                           47,802          7,256       47,565                       7,463          30
                                           ---------         ------    ---------     ------            -----        ----     ----
Income Before Income Taxes                    69,004          1,001       69,033                          87         885
  Income taxes                                29,754                      29,783         -                30         (59)      -
                                           ---------         ------    ---------     ------            -----        ----     ----
Net Income                                $   39,250        $ 1,001   $   39,250     $   -            $   57       $ 944     $ -
                                           =========         ======    =========     ======            =====        ====      ===
Earnings Available for Common Stock       $   39,250                  $   39,250
                                           =========                   =========

The notes to the consolidated financial statements of Penelec, which are incorporated by reference from the annual report on Form 10-K for the year ended December 31, 2000, are an integral part of the consolidating financial statements.


                           Pennsylvania Electric Company and Subsidiary Companies                            Exhibit F-2
                              Consolidating Statement of Comprehensive Income
                                    For the Year Ended December 31, 2000
                           -------------------------------------------------------
                                            (In Thousands)


                                      Pennsylvania
                                      Electric Company                                                                     Waverly
                                      and Subsidiary  Eliminations  Pennsylvania   Penelec     Penelec        Nineveh    Elec. Light
                                      Companies         and         Electric      Preferred   Preferred        Water     and Power
                                      Consolidated    Adjustments   Company     Capital, Inc. Capital II, Inc. Company    Company
                                      -------------   -----------   ---------   -----------   ---------------  --------   ---------



Net Income                               $ 39,250       $ 1,001      $ 39,250    $      -        $    57        $  944      $    -


Other comprehensive income/(loss),
  net of tax:


  Net unrealized gains on investments     (10,596)                    (10,596)
                                          -------        ------       -------      -------         -----         -----       ------


Total other comprehensive income          (10,596)           -        (10,596)          -             -             -            -
                                          -------        ------       -------      -------         -----         -----       ------


Comprehensive income                     $ 28,654       $ 1,001      $ 28,654    $      -         $   57        $  944      $    -
                                          =======        ======       =======      =======         =====         =====        =====



The notes to the consolidated financial statements of Penelec, which are incorporated by reference from the annual report on Form 10-K for the year ended December 31, 2000, are an integral part of the consolidating financial statements.


                           Pennsylvania Electric Company and Subsidiary Companies                            Exhibit F-2
                                Consolidating Statement of Retained Earnings
                                     For the Year Ended December 31, 2000
                           ---------------------------------------------------------
                                            (In Thousands)

                                  Pennsylvania
                                Electric Company                                                                           Waverly
                                 and Subsidiary    Eliminations   Pennsylvania   Penelec         Penelec      Nineveh    Elec. Light
                                   Companies         and           Electric     Preferred       Preferred      Water      and Power
                                 Consolidated      Adjustments     Company     Capital, Inc.  Capital II, Inc. Company     Company
                                ---------------    -----------    -----------   ----------    ---------------  -------    ---------

Balance at beginning of year      $  59,265         $  (317)      $  59,265      $    -           $   36       $ (353)       $  -


  Net income                         39,250           1,001          39,250           -               57          944


  Cash dividends declared on
    common stock                    (55,000)           (227)        (55,000)          -             (227)


                                   --------          ------        --------       -----           ------        -----         ---


Balance at end of year            $  43,515         $   457       $  43,515      $    -          $  (134)      $  591        $  -
                                   ========          ======        ========       =====           ======        =====         ===


The notes to the consolidated financial statements of Penelec, which are incorporated by reference from the annual report on Form 10-K for the year ended December 31, 2000, are an integral part of the consolidating financial statements.



                             Pennsylvania Electric Company and Subsidiary Companies                          Exhibit F-2
                                    Consolidating Statement of Cash Flows
                                      For the Year Ended December 31, 2000
                             ---------------------------------------------------------
                                             (In Thousands)

                                          Pennsylvania
                                          Electric Company                                                                   Waverly
                                          and Subsidiary  Eliminations  Pennsylvania  Penelec       Penelec     Nineveh  Elec. Light
                                          Companies         and         Electric     Preferred      Preferred      Water   and Power
                                          Consolidated    Adjustments   Company    Capital, Inc. Capital II, Inc. Company    Company
                                          ------------    -----------   ---------   ------------  ---------------  -------  --------
Operating Activities:
  Net income                              $   39,250       $  1,001     $   39,250     $    -       $     57      $   944      $ -
  Adjustments to reconcile income to
   cash provided:
    Equity in earnings of subsidiaries            -          (1,001)        (1,001)
    Depreciation and amortization             56,852                        56,852
    Provision for doubtful accounts           20,667                        20,667
    Regulatory assets, net                   (38,578)                      (38,578)
    PaPUC restructuring rate orders          (21,550)                      (21,550)
    Gain on sale of investments               (4,882)                       (3,969)                                  (913)
    Deferred income taxes and
      investment tax credits, net             14,804                        14,855                                    (51)
    Allowance for other funds used
      during construction                       (742)                         (742)
  Changes in working capital:
    Receivables                              (30,228)                      (30,227)                                    (1)
    Special deposits and prepayments           3,518                         3,518
    Payables and accrued liabilities         (73,976)                      (74,125)        73           (405)         481
    Due to/from affiliates                   (45,963)                      (46,143)       (74)           824         (570)
  Nonutility generation contract
    buyout costs                              (4,410)                       (4,410)
  Other, net                                 (31,283)                      (31,283)
                                           ---------        -------      ---------    -------        -------       ------       --
         Net cash (required) provided


           by operating activities          (116,521)            -        (116,886)        (1)           476         (110)      -
                                           ---------        -------      ---------    -------        -------       ------       --

Investing Activities:
  Capital expenditures and investments       (73,247)                      (73,247)
  Contributions to nonutility generation
    trusts                                    75,991                        75,991
  Contributions to decommissioning trusts        (40)                          (40)
  Other, net                                   6,617                         6,617         -
                                           ---------        -------      ---------    -------        -------       ------      ---
          Net cash provided/(required)
            by investing activities            9,321             -           9,321         -              -                     -
                                           ---------        -------      ---------    -------        -------       ------      ---
Financing Activities:
  Issuance of long-term debt                 118,000                       118,000
  Increase/(Decrease) in notes
    payable, net                               2,200                         2,200
  Contributions from parent                   35,000                        35,000
  Retirement of long-term debt               (25,000)                      (25,000)
  Dividends paid on common stock             (55,000)                      (55,000)
  Dividends paid on common stock -
    Internal                                                                   227                      (227)
                                           ---------        -------      ---------    -------        -------       ------       --
          Net cash provided (required)
            By financing activities           75,200             -          75,427                      (227)          -        -
                                           ---------        -------      ---------    -------        -------       ------       --


Net increase (decrease) in cash and
  temporary cash investments from
  above activities                           (32,000)            -         (32,138)        (1)           249         (110)      -
Cash and temporary cash investments,
  beginning of year                           32,250             -          32,386          1           (247)         110       -
                                           ---------        -------      ---------    -------        -------       ------      ---
Cash and temporary cash investments,
  end of year                             $      250       $     -      $      248   $    -         $      2      $   -       $ -
                                           =========        =======      =========    =======        =======       ======       ==
Supplemental Disclosure:
  Interest paid/(refunded)                $   40,443       $  7,256     $   39,958   $    (28)      $  7,769
                                           =========        =======      =========    =======        =======
  Income taxes paid/(refunded)            $  110,395                    $  110,686   $   (118)           134      $  (307)
                                           =========                     =========    =======        =======       ======

The notes to the consolidated financial statements of Penelec, which are incorporated by reference from the annual report on Form 10-K for the year ended December 31, 2000, are an integral part of the consolidating financial statements.